JOHN HANCOCK INTERMEDIATE GOVERNMENT FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                                 April 16, 1999


This Statement of Additional Information provides information about the John Hancock Intermediate Government Fund (the "Fund"), in addition to the information that is contained in the combined Income Funds' Prospectus dated April 1, 1999 (the "Prospectus"). The Fund is a diversified series of John Hancock Bond Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02117-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS
                                                                            Page

Organization of the Fund................................................       2
Investment Objective and Policies.......................................       2
Investment Restrictions.................................................      14
Those Responsible for Management........................................      16
Investment Advisory and Other Services..................................      26
Distribution Contracts..................................................      29
Sales Compensation......................................................      31
Net Asset Value.........................................................      32
Initial Sales Charge on Class A Shares..................................      33
Deferred Sales Charge on Class B and Class C Shares.....................      36
Special Redemptions.....................................................      40
Additional Services and Programs........................................      40
Description of the Fund's Shares........................................      42
Tax Status..............................................................      43
Calculation of Performance..............................................      47
Brokerage Allocation....................................................      48
Transfer Agent Services.................................................      50
Custody of Portfolio....................................................      50
Independent Auditors....................................................      51
Appendix A- Description of Investment Risk..............................     A-1
Appendix B-Description of Bond Ratings..................................     B-1
Financial Statements....................................................     F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to April 1, 1999, the fund was called John Hancock Intermediate Maturity Government Fund. Prior to September 22, 1995, the Fund was called John Hancock Adjustable U.S.
Government Trust.

 John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The Fund's investment objective is non-fundamental. There is no assurance that the Fund will achieve its investment objective.


The Fund seeks to earn a high level of current income, consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve its investment objective by investing primarily in U.S. Government securities, including mortgage-backed securities issued or guaranteed by U.S. Government agencies. Since the U.S. Government has never defaulted on its obligations, its securities are considered unmatched as a safe and reliable income source. The Fund may also invest in obligations of the Tennessee Valley Authority and the World Bank and medium-term debt obligations of governmental issuers. Under normal market conditions, the Fund intends to maintain a weighted average remaining maturity or average remaining life of three to ten years.

Under normal conditions, at least 80% of the Fund's total assets will be in U.S. Government securities that consist of the following:

1. .....U.S.  Treasury  obligations,  which differ only in their interest rates, maturities and time of issuance, including U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities greater than ten years); and

2........Obligations  issued or guaranteed by the U.S. Government,  its agencies or instrumentalities which are supported by: (i) the full faith and credit of the U.S. Government (e.g., securities issued by the Government National Mortgage Association ("GNMA")), (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (e.g., securities of the Federal Home Loan Bank Board) or (iii) the credit of the instrumentality (e.g., bonds issued by the Federal Home Loan Mortgage Association ("FHLMC") or Federal National Mortgage Association ("FNMA").

In general, investments in shorter and intermediate term (three to ten years) debt securities are less sensitive to interest rate changes and provide more stability than longer-term (ten years or more) investments. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. Also, Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. All temporary defensive investments are required to be high quality.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represents the opinions of these agencies as to the quality of the securities that they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Structured Securities. The Fund may invest in structured securities including notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

Mortgage Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" or "residual" interest in REMICS, although the Fund does not intend, absent a change in current tax law, to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the Securities and Exchange Commission ("SEC") considers privately issued SMBS to be illiquid.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage- Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage- Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank or securities firm with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of interest which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. The Fund will use proceeds obtained from the sale of securities pursuant to reverse repurchase agreements to purchase other investments. The use of borrowed funds to make investments is a practice known as "leverage," which is considered speculative. Use of reverse repurchase agreements is an investment technique that is intended to increase income. Thus, the Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. However, there is a risk that interest expense will nevertheless exceed the income earned. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements or borrow money, except that as a temporary measure for extraordinary or emergency purposes the Fund may borrow from banks in aggregate amounts at any one time outstanding not exceeding 33 1/3% of the total assets (including the amount borrowed) of the Fund valued at market and the Fund may not purchase any securities at any time when borrowings exceed 5% of the total assets of the Fund (taken at market). Forward commitment transactions shall not constitute borrowings and interest paid on any borrowings will reduce the Fund's net investment income. The Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks or savings and loan associations that are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the firms involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific

Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments . The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities  and Securities  Indices.  The Fund may purchase and write
(sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities on any type of maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities which are rated in the highest rating category by a nationally recognized statistical rating organization (e.g., S&P or Moody's) or if not so rated, of equivalent investment quality in the opinion of the Adviser.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund and may enter into interest rate swaps and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "TAX STATUS."

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund does not invest for the purpose of seeking short-term profits. The Fund's investment securities may be changed, however, without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater expenses. The Fund's portfolio rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. borrow money, except that as a temporary measure for extraordinary or emergency purposes the Fund may borrow from banks in aggregate amounts at any one time outstanding not exceeding 33 1/3% of the total assets (including the amount borrowed) of the Fund valued at market; and the Fund may not purchase any securities at any time when borrowings exceed 5% of the total assets of the Fund (taken at market value). This borrowing restriction does not prohibit the use of reverse repurchase agreements (see "Reverse Repurchase Agreements"). For purposes of this investment restriction, forward commitment transactions shall not constitute borrowings. Interest paid on any borrowings will reduce the Fund's net investment income;

2. make short sales of securities or purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities (this restriction does not apply to securities purchased on a when-issued basis);

3. underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a security, and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objectives as the Fund;

4. make loans to other persons except (a) through the lending of securities held by the Fund, (b) through the purchase of debt securities in accordance with the investment policies of the Fund (the entry into repurchase agreements is not considered a loan for purposes of this restriction);

5. with respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) more than 5% of the value of its assets would be invested in that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objectives as the Fund;

6. purchase or sell real estate (including limited partnership interests) other than securities secured by real estate or interests therein including mortgage-related securities or interests in oil, gas or mineral leases in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities);

7. invest more than 25% of its total assets in the securities of issuers whose principal business activities are in the same industry (excluding obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements) except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same objectives as the Fund;

8. issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "Investment Company Act")) if such issuance is specifically prohibited by the Investment Company Act or the rules and regulations promulgated thereunder; or

9. invest in securities of any company if, to the knowledge of the Trust, any officer or director of the Trust or its Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and all such officers and directors own in the aggregate more than 5% of the outstanding securities of such company.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a) invest in companies for the purpose of exercising control or management, except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment restrictions as the Fund;

(b) purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or
         (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(c) invest in commodities, except that the Fund may purchase and sell: forward commitments, when-issued securities, securities index put or call warrants, repurchase agreements, options on securities and securities indices, futures contracts on securities and securities indices and options on these futures, entered into in accordance with the Fund's investment policies;

(d)      invest more than 15% of its net assets in illiquid securities.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also Officers and Directors of the Adviser or Officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").



                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Edward J. Boudreau, Jr. *                Trustee, Chairman and Chief            Chairman, Director and Chief
101 Huntington Avenue                    Executive Officer (1, 2)               Executive Officer, the Adviser;
Boston, MA  02199                                                               Chairman, Director and Chief
October 1944                                                                    Executive Officer, The Berkeley
                                                                                Financial Group, Inc. ("The
                                                                                Berkeley Group"); Chairman and
                                                                                Director, NM Capital Management,
                                                                                Inc. ("NM Capital"), John Hancock
                                                                                Advisers International Limited
                                                                                ("Advisers International") and
                                                                                Sovereign Asset Management
                                                                                Corporation ("SAMCorp"); Chairman
                                                                                and Chief Executive Officer, John
                                                                                Hancock Funds, Inc. ("John Hancock
                                                                                Funds"); Chairman, First Signature
                                                                                Bank and Trust Company; Director,
                                                                                John Hancock Insurance Agency, Inc.
                                                                                ("Insurance Agency, Inc."), John
                                                                                Hancock Advisers International
                                                                                (Ireland) Limited ("International
                                                                                Ireland"), John Hancock Capital
                                                                                Corporation and New England/Canada
                                                                                Business Council; Member,
                                                                                Investment Company Institute Board
                                                                                of Governors; Director, Asia
                                                                                Strategic Growth Fund, Inc.;
                                                                                Trustee, Museum of Science;
                                                                                Director, John Hancock Freedom
                                                                                Securities Corporation (until
                                                                                September 1996); Director, John
                                                                                Hancock Signature Services, Inc.
                                                                                ("Signature Services") (until
                                                                                January 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       17


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Stephen L. Brown*                        Trustee                                Chairman and Chief Executive
John Hancock Place                                                              Officer, John Hancock Mutual Life
P.O. Box 111                                                                    Insurance Company; Director, the
Boston, MA 02117                                                                Adviser, John Hancock Funds,
July 1937                                                                       Insurance Agency, John Hancock
                                                                                Subsidiaries, Inc., The Berkeley
                                                                                Group, Federal Reserve Bank of
                                                                                Boston, Signature Services (until
                                                                                January 1997;) Trustee, John
                                                                                Hancock Asset Management (until
                                                                                March 1997).


James F. Carlin                          Trustee                                Chairman and CEO, Carlin
233 West Central Street                                                         Consolidated, Inc.
Natick, MA 01760                                                                (management/investments); Director,
April 1940                                                                      Arbella Mutual (insurance), Health
                                                                                Plan Services, Inc., Massachusetts
                                                                                Health and Education Tax Exempt
                                                                                Trust, Flagship Healthcare, Inc.,
                                                                                Carlin Insurance Agency, Inc., West
                                                                                Insurance Agency, Inc. (until May
                                                                                1995), Uno Restaurant Corp.;
                                                                                Chairman, Massachusetts Board of
                                                                                Higher Education (since 1995).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       18


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

William H. Cunningham                    Trustee                                Chancellor, University of Texas
601 Colorado Street                                                             System and former President of the
O'Henry Hall                                                                    University of Texas, Austin, Texas;
Austin, TX 78701                                                                Lee Hage and Joseph D. Jamail
January 1944                                                                    Regents Chair of Free Enterprise;
                                                                                Director, LaQuinta Motor Inns, Inc.
                                                                                (hotel management company)
                                                                                (1985-1998); Jefferson-Pilot
                                                                                Corporation (diversified life
                                                                                insurance company) and LBJ
                                                                                Foundation Board (education
                                                                                foundation); Advisory Director,
                                                                                Chase Bank (formerly Texas Commerce
                                                                                Bank - Austin).


Ronald R. Dion                           Trustee                                President and Chief Executive
250 Boylston Street                                                             Officer, R.M. Bradley &  Co., Inc.;
Boston, MA 02116                                                                Director, The New England Council
March 1946                                                                      and Massachusetts Roundtable;
                                                                                Trustee, North Shore Medical Center
                                                                                and a corporator of the Eastern
                                                                                Bank; Trustee, Emmanuel College.


Harold R. Hiser, Jr.                     Trustee                                Executive Vice President,
123 Highland Avenue                                                             Schering-Plough Corporation
Short Hill, NJ  07078                                                           (pharmaceuticals) (retired 1996);
October 1931                                                                    Director, ReCapital Corporation
                                                                                (reinsurance) (until 1995).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       19


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Anne C. Hodsdon *                        Trustee and President (1,2)            President, Chief Operating Officer,
101 Huntington Avenue                                                           Chief Investment Officer and
Boston, MA  02199                                                               Director, the Adviser, The Berkeley
August 1953                                                                     Group; Executive Vice President and
                                                                                Director, John Hancock Funds;
                                                                                Director, Advisers International,
                                                                                Insurance Agency, Inc. and
                                                                                International Ireland; President and
                                                                                Director, SAMCorp. and NM Capital;
                                                                                Executive Vice President, the
                                                                                Adviser (until December 1994);
                                                                                Director, Signature Services (until
                                                                                January 1997).

Charles L. Ladner                        Trustee                                Senior Vice President and Chief
UGI Corporation                                                                 Financial Officer, UGI Corporation
P.O. Box 858                                                                    (Public Utility Holding Company)
Valley Forge, PA  19482                                                         (retired 1998); Vice President and
February 1938                                                                   Director for AmeriGas, Inc. (retired
                                                                                1998); Vice President of AmeriGas
                                                                                Partners, L.P. (until 1997);
                                                                                Director, EnergyNorth, Inc. (until
                                                                                1995).
-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       20


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Leo E. Linbeck, Jr.                      Trustee                                Chairman, President, Chief Executive
3810 W. Alabama                                                                 Officer and Director, Linbeck
Houston, TX 77027                                                               Corporation (a holding company
August 1934                                                                     engaged in various phases of the
                                                                                construction industry and
                                                                                warehousing interests); Former
                                                                                Chairman, Federal Reserve Bank of
                                                                                Dallas (1992, 1993); Chairman of
                                                                                the Board, Linbeck Construction
                                                                                Corporation; Director, Duke Energy
                                                                                Corporation (a diversified energy
                                                                                company), Daniel Industries, Inc.
                                                                                (manufacturer of gas measuring
                                                                                products and energy related
                                                                                equipment), GeoQuest International
                                                                                Holdings, Inc. (a geophysical
                                                                                consulting firm); Director, Greater
                                                                                Houston Partnership.


Steven R. Pruchansky                     Trustee (1)                            Director and President, Mast
4327 Enterprise Avenue                                                          Holdings, Inc. (since 1991);
Naples, FL  34104                                                               Director, First Signature Bank &
August 1944                                                                     Trust Company (until August 1991);
                                                                                Director, Mast Realty Trust (until
                                                                                1994); President, Maxwell Building
                                                                                Corp. (until 1991).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       21


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

Richard S. Scipione *                    Trustee (1)                            General Counsel, John Hancock Mutual
John Hancock Place                                                              Life Insurance Company; Director,
P.O. Box 111                                                                    the Adviser, John Hancock Funds,
Boston, MA  02117                                                               Signator Investors, Inc., Insurance
August 1937                                                                     Agency, Inc., John Hancock
                                                                                Subsidiaries, Inc., SAMCorp. and NM
                                                                                Capital; The Berkeley Group; JH
                                                                                Networking Insurance Agency, Inc.;
                                                                                Signature Services (until January
                                                                                1997).

Norman H. Smith                          Trustee                                Lieutenant General, United States
243 Mt. Oriole Lane                                                             Marine Corps; Deputy Chief of Staff
Linden, VA  22642                                                               for Manpower and Reserve Affairs,
March 1933                                                                      Headquarters Marine Corps;
                                                                                Commanding General III Marine
                                                                                Expeditionary Force/3rd Marine
                                                                                Division (retired 1991).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.


                                       22


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

John P. Toolan                           Trustee                                Director, The Smith Barney Muni Bond
13 Chadwell Place                                                               Funds, The Smith Barney Tax-Free
Morristown, NJ  07960                                                           Money Funds, Inc., Vantage Money
September 1930                                                                  Market Funds (mutual funds), The
                                                                                Inefficient-Market Fund, Inc.
                                                                                (closed-end investment company) and
                                                                                Smith Barney Trust Company of
                                                                                Florida; Chairman, Smith Barney
                                                                                Trust Company (retired December,
                                                                                1991); Director, Smith Barney,
                                                                                Inc., Mutual Management Company and
                                                                                Smith Barney Advisers, Inc.
                                                                                (investment advisers) (retired
                                                                                1991); Senior Executive Vice
                                                                                President, Director and member of
                                                                                the Executive Committee, Smith
                                                                                Barney, Harris Upham & Co.,
                                                                                Incorporated (investment bankers)
                                                                                (until 1991).


Osbert M. Hood                           Senior Vice President and Chief        Senior Vice President , Chief
101 Huntington Avenue                    Financial Officer                      Financial Officer and Treasurer, the
Boston, MA  02199                                                               Adviser, the Berkeley Group and John
August 1952                                                                     Hancock Funds, Inc.; Vice President
                                                                                and Chief Financial Officer, John
                                                                                Hancock Mutual Life Insurance
                                                                                Company Retail Sector (until 1997).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.



                                       23


                                         Positions Held                         Principal Occupation(s)
Name and Address                         With the Company                       During the Past Five Years
----------------                         ----------------                       --------------------------

John A. Morin                            Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                           Adviser, The Berkeley Group,
Boston, MA  02199                                                               Signature Services, John Hancock
July 1950                                                                       Funds, NM Capital and SAMCorp.;
                                                                                Clerk, Insurance Agency, Inc.;
                                                                                Counsel, John Hancock Mutual Life
                                                                                Insurance Company (until February
                                                                                1996).


Susan S. Newton                          Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                           Hancock Funds, Signature Services
Boston, MA  02199                                                               and The Berkeley Group.
March 1950

James J. Stokowski                       Vice President, Treasurer and Chief    Vice President, the Adviser.
101 Huntington Avenue                    Accounting Officer
Boston, MA  02199
November 1946

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company  Act of 1940.
(1)  Member of the Executive Committee.  The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As March 3, 1999, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders were the only record holders that beneficially owned 5% or more of the outstanding shares of the Fund:

                                                        Percentage of Total
Name and                                                Outstanding Shares
Address of Shareholder                Class of Shares   of the Class of the Fund
----------------------                ---------------   ------------------------

MLPF&S For The Sole                          A                  5.76%
Benefit of Its Customers
Attn: Fund Administration 979E7
4800 Deerlake Drive East 2nd Floor
Jacksonville FL 32246-6484

MLPF&S For The Sole                          B                 54.33%
Benefit of Its Customers
Attn: Fund Administration 979E7
4800 Deerlake Drive East 2nd Floor
Jacksonville FL 32246-6484

The following tables provide information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau and Scipione, and Ms. Hodsdon, each a non-Independent Trustees, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the Fund for their services.

                                                     Total Compensation from all
                        Aggregate Compensation       Funds in John Hancock Fund
Trustees                   from the Fund (1)         Complex to Trustees(2)
--------                   -----------------         ----------------------

James F. Carlin                $ 953                          $ 74,000
William H. Cunningham *          953                            74,000
Charles F. Fretz                 776                            74,250
Harold R. Hiser, Jr. *           889                            74,000
Charles L. Ladner                978                            74,250
Leo E. Linbeck, Jr.              953                            74,250
Patricia P. McCarter             627                            74,250
Steven R. Pruchansky             983                            77,250
Norman H. Smith                  971                            77,250
John P. Toolan *                 978                            74,250

Total                         $9,061                          $747,750

(1)      Compensation for the fiscal year ended May 31, 1998.

(2) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees as of the calendar year ended December 31, 1997. As of this date, there were sixty-seven funds in the John Hancock Fund Complex with each of these Independent Trustees serving on thirty-two funds.

* As of December 31, 1997, the value of the aggregate deferred compensation from all funds in the John Hancock Fund Complex for Mr. Cunningham was $220,106 , for Mr. Hiser was $103,868 , for Ms. McCarter was $159,075, for Mr. Pruchansky was $68,102, for Mr. Smith was $70,607 and for Mr. Toolan was $281,133 under the John Hancock Deferred Compensation Plan for Independent Trustees. Mr. Fretz and Ms. McCarter resigned effective October 1, 1998.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds, having a combined total of over 1,400,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage, equal on an annual basis to 0.40%, of the average daily net assets of the Fund.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients, for which the Adviser renders investment advice arise for consideration at or about the same time transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the applicable Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Fund's Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Under the Fund's master/feeder structure (which was terminated on September 22, 1995 pursuant to an Agreement and Plan of Liquidation and Termination dated June 13, 1995) existing for the fiscal years ended March 31, 1995 and 1996 (until September 22, 1995), the Fund invested all of its assets in Adjustable U.S. Government Fund (the "Portfolio"). During these years, advisory fees payable by the Portfolio to Transamercia Fund Management Company ("TFMC'), the Portfolio's former investment adviser, and borne indirectly by the Fund, amounted to $107,596 and $0, respectively. For the fiscal years ended March 31, 1995, 1996, 1997, for the period April 1, 1997 to May 31, 1997 and for the fiscal year ended May 31, 1998, advisory fees paid by the Portfolio to the Adviser and borne indirectly by the Fund, amounted to $35,865, $137,927, $132,601, $19,526 and
$412,737, respectively. For the years ended March 31, 1995, 1996, 1997 and for the period April 1, 1997 to May 31, 1997 TFMC (until December 22, 1994), the Adviser received fees of $0, $0, $10,548 and $0, respectively.

The continuation of the Advisory Agreement and Distribution Agreement was approved by all of the Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Administration Agreement. Pursuant to an administration agreement, dated December 22, 1994, the Adviser provided the Fund with general office facilities and supervised the overall administration of the Fund including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of the independent contractors and agents of the Fund, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records (other than accounting books and records) of the Fund. The Adviser paid all compensation of the Trustees, officers and employees of the Fund who were affiliated persons of the Adviser. The administration agreement terminated in September 1995.

Under the administration agreement, the Adviser would have received from the Fund, a fee at an annual rate of 0.10% of the Fund's average daily net assets, subject to the expense limitation provisions described below. For the fiscal year ended March 31, 1995, administration fees paid by the Fund to TFMC, the Fund's former administrator would have amounted to $21,511 and the Adviser would have received $7,171 for the year ended March 31, 1995; however, all such fees were not imposed pursuant to the fee and expense limitation arrangements then in effect.

Under the administration agreement, neither the Adviser nor its personnel was liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund except for willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the administration agreement.

Administrative Services Agreement. During the fiscal year ended March 31, 1995, the Fund was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Fund. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, such staff and office space, facilities and equipment was provided as necessary to provide the required administrative services. The Services Agreement was amended in connection with the appointment of the Adviser as administrator to the Fund to permit services under the Agreement to be provided by the Adviser and its affiliates. The Services Agreement was terminated during the fiscal year ended March 31, 1995.

For the fiscal year ended March 31, 1995, the Fund paid to TFMC (pursuant to the Services Agreement) $9,604 of which $8,164 was paid to TFMC and $1,440 was paid for certain data processing and pricing information services.

For the fiscal year ended March 31, 1995, the Portfolio paid TFMC (pursuant to the Services Agreement) $24,461 of which $17,704 was paid to TFMC and $6,757 was paid for certain data processing and pricing information services.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the period from

April 1, 1997 to May 31, 1997, the Fund paid the Adviser $915 for services under this Agreement. From the effective date of July 1, 1996 to March 31, 1997, the Fund paid the Adviser $4,508 under this agreement. For the fiscal year ended May 31, 1998, the Fund paid to the Adviser $18,259 under this Agreement.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended March 31, 1996 and 1997 were $4,976 and $26,470, respectively, for the period from April 1, 1997 to May 31, 1997 and for the fiscal year ended May 31, 1998 were $7,357 and $96,964, respectively. Of such amounts, $0, $6,000, $557 and $13,316, respectively, were retained by John Hancock Funds in 1996, 1997, for the period from April 1, 1997 to May 31, 1997 and for the fiscal year ended May 31, 1998. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% for Class A shares and 1.00% for Class B and Class C shares, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund, because the Trustees may terminate the Class B and/or Class C Plans at any time. For the fiscal year ended May 31, 1998, an aggregate of $626,536 of distribution expenses or 5.48% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by the John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. Class C shares of the Fund did not commence operations until April 1, 1999; therefore, there are no unreimbursed expenses to report.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by a vote of a majority of the Independent Trustees, or (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the fiscal year ended May 31, 1998, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund. Class C shares of the Fund did not commence operations until April 1, 1999; therefore, there are no expenses to report.



                                                   Expense Items
                                                   -------------


                                        Printing and                                     Interest,
                                        Mailing of                        Expenses of    Carrying or
                                        Prospectus to     Compensation    John           Other
                                        New               to Selling      Hancock        Finance
                      Advertising       Shareholders      Brokers         Funds          Charges
                      -----------       ------------      -------         -----          -------
Class A               $24,408           $7,203            $159,535        $38,157        $0
Class B               $22,894           $5,278            $ 54,987        $31,474        $0

SALES COMPENSATION

As part of their business strategies, each of the John Hancock funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets. The sales charges and 12b-1 fees paid by investors are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Whenever you make an investment in the fund, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.




                                        Sales charge          Maximum                First year
                                        Paid by investors     reallowance            Service fee         Maximum
                                        (% of offering        or commission          (% of net           total compensation (1)
                                        ---------------       (% of                  ----------          (% of
Class A Investments                     price)                offering price)        investment)         offering price)
                                        ------                ---------------        -----------         ---------------------


Up to $99,999                           3.00%                 2.26%                  0.25%               2.50%
$100,000 - $499,999                     2.50%                 2.01%                  0.25%               2.25%
$500,000 - $999,999                     2.00%                 1.51%                  0.25%               1.75%

Regular investments of $1 million
or more

First $1M - $4,999,999                 --                     0.75%                  0.25%               1.00%
Next $1M - $5M above that              --                     0.25%                  0.25%               0.50% (2)
Next $1 or more above that             --                     0.00%                  0.25%               0.25% (2)

                                                              Maximum                First year
                                                              reallowance or         service fee         Maximum
                                                              commission             (% of net           total compensation
Class B investments                                           (% of offering price)  investment)         (% of offering price)
                                                              ---------------------  -----------         ---------------------


All amounts                                                   2.25%                  0.25%               2.50%


                                                              Maximum                First year
                                                              reallowance            service fee         Maximum
Class C investments                                           or commission          (% of net           total compensation
                                                              (% of offering price)  investment)         (% of offering price)
                                                              ---------------------  -----------         ---------------------

All amounts                                                   0.75%                  0.25%               1.00%

(1)   Reallowance/commission   percentages   and  service  fee  percentages  are
calculated   from  different   amounts,   and  therefore  may  not  equal  total
compensation percentages if combined using simple addition.

(2) For Group Investment Program sales, the maximum total compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after closing of a foreign market, assets are valued by a method that Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

         o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family
         (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

         o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

         o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

         o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

         o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

         o   Retirement  plans  investing   through  the  PruArray  Program
         sponsored by Prudential Securities.

         o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities Exchange Commission.

         o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

           Amount Invested                                 CDSC Rate
           ---------------                                 ---------

          $1 to $4,999,999                                   1.00%
          Next $5 million to $9,999,999                      0.50%
          Amounts of $10 million and over                    0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b), (including
TSAs),  SIMPLE IRA, SIMPLE 401(k),  Money Purchase  Pension,  Profit Sharing and
Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy an LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within four years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the four-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the four-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

    oProceeds of 50 shares redeemed at $12 per shares (50 x 12)        $ 600.00
    o*Minus Appreciation ($12 - $10) x 100 shares                      ( 200.00)
    o Minus proceeds of 10 shares not subject to
      CDSC (dividend reinvestment)                                     ( 120.00)
                                                                        -------
    oAmount subject to CDSC                                            $ 280.00

    *The appreciation is based on all 100 shares in the lot not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions where the proceeds are used to purchase a John Hancock Declaration Variable annuity.


* Redemptions of Class A shares where the financial services firm's compensation is paid quarterly, in arrears.


* Redemptions of Class B (but not Class C) shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA accounts that purchased shares prior to May 15, 1995.

Please see matrix for some examples.



CDSC Waiver Matrix for Class B and Class C
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-
Distribution            (401 (k),                                            Rollover          retirement
                        MPP, PSP)
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Death or                Waived            Waived            Waived           Waived            Waived
Disability
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             mandatory         value annually
                                                                             distributions     in periodic
                                                                             or 12% of         payments
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
 ----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B only)          annuity           annuity           annuity          annuity           value annually
                        payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Loans                   Waived            Waived            N/A              N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Not Waived        Not Waived        Not Waived       Not Waived        N/A
Plan
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Hardships               Waived            Waived            Waived           N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Return of               Waived            Waived            Waived           Waived            N/A
Excess
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund, and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trust has two Funds and only one series and the Trustees have not authorized any additional series of the Fund, although they may do so in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust into one or more classes. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class or series of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each Class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. exempt with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A Foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund has qualified and has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses). Some distributions may be paid to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The amount of net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interests of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $17,040,448 of capital loss carryforwards, available to the extent provided by regulations, as to offset future net realized capital gains. These carryforwards expire at various amounts and times from 1999 through 2005.

The Fund's dividends and capital gain distributions will not qualify for the corporate dividends-received deduction.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income, including such income, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, the Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

For the 30-day fiscal period ended November 30, 1998, the annualized yield for the Fund's Class A and Class B shares were 4.48% and 3.87%, respectively. The average annual return for the Fund's Class A and Class B shares for the period from December 31, 1991 (inception of the Fund) through November 30, 1998 were 5.59% and 5.35%, respectively. For the one year fiscal year ended November 30, 1998, the average annual returns were 5.93% and 5.40%, respectively. For the five year period ended November 30, 1998, the average annual returns were 5.66% and 5.48%, respectively. Class C shares commenced operations on April 1, 1999; therefore, there is no yield to report.

The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge, where applicable) on the last day of the period, according to the following standard formula:

                                                6
                   Yield = 2 ( [ ( a - b ) = 1 ] - 1 )
                                  -------
                                    cd
Where:

a =      dividends and interest earned during the period.
b =      net expenses accrued during the period.
c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
d = the maximum offering price per share on the last day of the period (NAV where applicable).

Total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                n ________
                           T = \ / ERV / P - 1

Where:

P =      a hypothetical initial investment of $1,000.
T =      average annual total return
n =      number of years
ERV= ending redeemable value of a hypothetical $1,000 investment made at designated periods or fraction thereof.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return and/or yield will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibbotson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well a the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers to reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make any commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended March 31, 1997 and 1996, no negotiated brokerage commissions were paid on portfolio transactions. For the period from April 1, 1997 to May 31, 1997 and for the fiscal year ended May 31, 1998, no negotiated brokerage commissions were paid on portfolio transactions.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended May 31, 1998, the Fund did not pay commissions to compensate any brokers for research services such as industry, economic and company reviews and evaluations of securities.


The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker dealer (until Janaury 1, 1999, John Hancock Distributors, Inc.)("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the years ended March 31, 1997 and 1996, the Fund did not execute any portfolio transactions with any Affiliated Broker. For the period from April 1, 1997 to May 31, 1997 and for the fiscal year ended May 31, 1998, the Fund did not execute any portfolio transactions with any Affiliated Broker.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217- 1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $19.00 for each Class A shareholder account and $21.50 for each Class B shareholder account and $20.50 for each Class C shareholder account. The Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to custodian agreements between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements of the Fund included in the Prospectus and this Statement of Additional Information for the Fund's fiscal year ended May 31, 1998 have been audited by Ernst & Young LLP for the periods indicated in their report, appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX-A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., currency contracts, futures and related options, options on securities and indices, swaps, caps, floors and collars).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., non- investment-grade debt securities, borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, repurchase agreements, securities lending, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, options on securities, structured securities and swaps, caps floors and collars).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.(e.g., foreign debt securities, currency contracts, swaps, caps, floors and collars).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g. mortgage-backed securities and structured securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade debt securities, covered mortgage dollar roll transactions, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, swaps, caps, floors and collars).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities, swaps, caps, floors and collars).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g. non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interest, currency contracts, futures and related options; securities and index options, structured securities, swaps, caps, floors and collars).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. covered mortgage dollar roll transactions, short-term trading, when-issued securities and forward commitments, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, restricted and illiquid securities, rights and warrants, financial futures and options; and securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.(e.g. covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., brady bonds and foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage backed securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, participation interest, structured securities, swaps, caps, floors and collars).

APPENDIX B


The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of various debt instruments. Their ratings are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. Such limitations include the following: the rating of an issue is heavily weighted by past developments and does not necessarily reflect probable future conditions; there is frequently a lag between the time a rating is assigned and the time it is updated; and there are varying degrees of difference in credit risk of securities in each rating category. Therefore, it should be understood, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Description of Bond Ratings Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:          Bonds which are rated b generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:        Bonds which are rated Caa are of poor  standing.  Such  issues may be in default or there may be present elements of danger with respect to principle or interest.

Ca:         Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:          Bonds  which are rated C are the lowest  rated  class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Group

AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC: Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

FINANCIAL STATEMENTS
















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